UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

2 North Riverside Plaza, Chicago, Illinois 60606

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Employment Agreement - Anthony J. Orlando
Employment Agreement - Craig D. Abolt
Employment Agreement - Timothy J. Simpson
Form of Restricted Stock Award Agreement
Form of Stock Option Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     On October 5, 2004, Danielson Holding Corporation (the “Company”) issued a press release (the “Press Release”) in connection with the Company’s 2004 Annual Meeting of Stockholders held on the same date, announcing that the Company’s stockholders approved both (i) the Danielson Holding Corporation Equity Award Plan for Employees and Officers and (ii) the Danielson Holding Corporation Equity Award Plan for Directors (collectively, the “Plans”). A summary description of each of these Plans is set forth in the sections entitled “Approval of the Equity Award Plan for Employees and Officers – Plan Principal Features” and “Approval of the Equity Award Plan for Directors – Plan Principal Features” contained in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on September 7, 2004, and are incorporated by reference herein. Copies of the Company’s form of Restricted Stock Award Agreement (“Restricted Stock Agreement”) and form of Stock Option Agreement (“Option Agreement”) that implement the terms of the Plans are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated by reference herein.

     The Press Release also announced that, effective as of the same date, three members of the senior management team at Covanta Energy Corporation (“Covanta”), Danielson’s wholly-owned subsidiary, have been named as executive officers of the Company. The executive officers are Anthony J. Orlando, Craig D. Abolt and Timothy J. Simpson. In addition, reflecting the successful integration of Covanta, in order to further enhance the long-term stability of the management team and culminating discussions that began prior to the acquisition of Covanta, Danielson and each of these executive officers entered into an employment agreement, a Restricted Stock Agreement, and an Option Agreement following the approval by the Danielson stockholders of the Employees Plan at the annual meeting of stockholders. The agreements are described in Item 5.02 of this Current Report on Form 8-K, which descriptions are incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

     Mr. Orlando, 45, has been named the Company’s President and Chief Executive Officer, succeeding Jeffrey R. Horowitz, who had been serving as the Company’s interim President and Chief Executive Officer until his termination pursuant to the appointment of his successor, effective October 5, 2004. Mr. Orlando shall serve until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Orlando has not engaged in any reportable transactions with the Company or any of its subsidiaries during the Company’s last fiscal year, and he is not a party to any currently proposed transactions with the Company. Mr. Orlando does not have any family relationship with any other executive officer or director of the Company.

     The Company and Covanta entered into a five-year employment agreement with Mr. Orlando, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Orlando is entitled to a base salary of $400,000 per year and an annual target bonus of 80% of his base salary, depending upon Covanta’s achievement of certain financial targets and other criteria approved by the Board of Directors of the Company. Mr. Orlando is also entitled to receive a grant of 49,656 shares of restricted stock, valued at $360,000, and options to purchase 200,000 shares of the Company’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Orlando is employed by the Company, and 50% vesting in accordance with Covanta’s achievement of certain operating cash flow or other performance-based metrics of Covanta as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Orlando’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Orlando is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 36 months if such termination occurs in the first three years of his employment contract, or (ii) 24 months if such termination occurs in the last two years of his employment contract. Upon termination other than for “cause,” Mr. Orlando shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of the Company or Covanta. The summary set forth above is qualified by reference to Mr. Orlando’s employment agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

     Mr. Orlando will continue to serve as the President and Chief Executive Officer of Covanta, a position he has held since November 2003. From March 2003 to November 2003, he served as Senior Vice President, Business and Financial Management of Covanta. From January 2001 until March 2003, Mr. Orlando served as Covanta’s Senior Vice President, Waste to Energy. Previously he served as Executive Vice President of Covanta Energy Group, Inc., a Covanta subsidiary. Mr. Orlando joined the Covanta in 1987.

     Mr. Abolt, 43, has been named as the Senior Vice President and Chief Financial Officer of the Company, succeeding Philip G. Tinkler. Mr. Abolt shall serve until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Abolt has not engaged in any reportable transactions with the Company or any of its subsidiaries during the Company’s last fiscal year, and he is not a party to any currently proposed transactions with the Company. Mr. Abolt does not have any family relationship with any other executive officer or director of the Company.

     The Company and Covanta entered into a five year employment agreement with Mr. Abolt, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Abolt is entitled to a base salary of $325,000 per year and an annual target bonus of 55% of his base salary, depending upon Covanta’s achievement of certain financial targets and other criteria approved by the Board of Directors of the Company. Mr. Abolt is also entitled to receive a grant of 20,690 shares of restricted stock, valued at $150,000, and options to purchase 85,000 shares of the Company’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Abolt is employed by the Company, and 50% vesting in accordance with Covanta’s achievement of certain operating cash flow or other performance-based metrics of Covanta as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Abolt’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Abolt is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 24 months if such termination occurs in the first two years of his employment contract, or (ii) 18 months if such termination occurs in the last three years of his employment contract. Upon termination other than for “cause,” Mr. Abolt shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of the Company or Covanta. The summary set forth above is qualified by reference to Mr. Abolt’s employment agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

     Mr. Abolt will continue to serve as the Senior Vice President and Chief Financial Officer of Covanta, a position he has held since June, 2004. Prior to joining Covanta, Mr. Abolt served as chief financial officer of DIRECTV Latin America, a majority-owned subsidiary of Hughes Electronics Corporation. In this position, he had financial and operational responsibilities for the multi-national DTG television and multimedia organization. From 1991 to 2001, Mr. Abolt was employed by Walt Disney Company in several executive finance positions.

     Mr. Simpson, 46, has been named as the Company’s Senior Vice President, General Counsel and Secretary. Mr. Simpson shall serve until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Simpson has not engaged in any reportable transactions with the Company or any of its subsidiaries during the Company’s last fiscal year, and he is not a party to any currently proposed transactions with the Company. Mr. Simpson does not have any family relationship with any other executive officer or director of the Company.

     The Company and Covanta entered into a five year employment agreement with Mr. Simpson, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Simpson is entitled to a base salary of $240,180 per year and an annual target bonus of 45% of his base salary, depending upon Covanta’s achievement of certain financial targets and other criteria approved by the Board of Directors of the Company. Mr. Simpson is also entitled to receive a grant of 17,242 shares of restricted stock, valued at $125,000, and options to purchase 75,000 shares of the Company’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Simpson is employed by the Company, and 50% vesting in accordance with Covanta’s achievement of certain operating cash flow or other performance-based metrics of Covanta as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Simpson’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Simpson is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 24 months if such termination occurs in the first two years of his employment contract, or (ii) 18 months if such termination occurs in the last three years of his employment contract. Upon termination other than for “cause,” Mr. Simpson shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of the Company or Covanta. The summary set forth above is qualified by reference to Mr. Simpson’s employment agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

     Mr. Simpson will continue to serve as the Senior Vice President, General Counsel and Secretary of Covanta, a position he has held since March, 2003. From June 2001 to March 2004, Mr. Simpson served as Vice President, Associate General Counsel and Assistant Secretary of Covanta. Prior thereto he served as Senior Vice President, Associate General Counsel and Assistant Secretary of Covanta Energy Group, Inc., a Covanta subsidiary. Mr. Simpson joined Covanta in 1992.

     Item 8.01. Other Events.

     The Press Release also announced that in connection with the Company’s 2004 Annual Meeting of Stockholders held on October 5, 2004, the Company’s stockholders have elected each of the directors nominated in the Company’s 2004 proxy statement, and William C. Pate was formally named as the Company’s Chairman of the Board of Directors.

     The Company also announced in the Press Release that the address of its principal executive offices has been moved from its current location to those of Covanta’s, located at 40 Lane Road, Fairfield, New Jersey 07004. The new main phone number of the Company is (973) 882-9000.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement, dated October 5, 2004, by and between Anthony J. Orlando and Danielson Holding Corporation and Covanta Energy Corporation.

10.2	Employment Agreement, dated October 5, 2004, by and between Craig D. Abolt and Danielson Holding Corporation and Covanta Energy Corporation.

10.3	Employment Agreement, dated October 5, 2004, by and between Timothy J. Simpson and Danielson Holding Corporation and Covanta Energy Corporation.

10.4	Form of Danielson Holding Corporation Restricted Stock Award Agreement.

10.5	Form of Danielson Holding Corporation Stock Option Agreement.

99.1	Press Release Announcing Management Team Succession issued by Danielson Holding Corporation dated October 5, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2004

DANIELSON HOLDING CORPORATION
(Registrant)

By:	/s/ Anthony J. Orlando

Name:	Anthony J. Orlando,
Title:	President and Chief Executive Officer

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Employment Agreement, dated October 5, 2004, by and between Anthony J. Orlando and Danielson Holding Corporation and Covanta Energy Corporation.

10.2	Employment Agreement, dated October 5, 2004, by and between Craig D. Abolt and Danielson Holding Corporation and Covanta Energy Corporation.

10.3	Employment Agreement, dated October 5, 2004, by and between Timothy J. Simpson and Danielson Holding Corporation and Covanta Energy Corporation.

10.4	Form of Danielson Holding Corporation Restricted Stock Award Agreement.

10.5	Form of Danielson Holding Corporation Stock Option Agreement.

99.1	Press Release Announcing Management Team Succession issued by Danielson Holding Corporation dated October 5, 2004.